Exhibit 10.3

AMENDMENT AGREEMENT No. 4

to

Agreement No. DTR-082-13/D-NK-0117/2013

dated March 14, 2013

The City of Moscow	July 27, 2015

THIS AMENDMENT AGREEMENT No. 4 (the “Amendment Agreement”) to Agreement No. DTR-082-13/D-NK-0117/2013 dated March 14, 2013 (the “Agreement”) is made by and between:

“NOVY CANAL” CLOSED JOINT STOCK COMPANY (“Domashny”), a public company limited by shares, organized and existing in the Russian Federation (the “Customer”), as represented by its General Director Lika Blanc acting by virtue of the Customer’s Articles, on the one hand; and

RUSSIAN TELEVISION AND RADIO BROADCASTING CORPORATION (“RTRS”), a state-owned company organized and existing in the Russian Federation (the “Contractor”), as represented by Alexei Popov, First Deputy General Director for Economy and Finance, acting under Power of Attorney No. 01-12/199 dated April 21, 2015, on the other hand;

the Customer and the Contractor being hereinafter collectively referred to as the “Parties” and, each individually, as a  “Party”.

THE PARTIES HAVE AGREED AS FOLLOWS:

1. To add to Clause 5.10 of the Agreement the following paragraph:

“Pursuant to the Load Schedule (attached as Exhibit 3 hereto), the Services fees in 2015 shall be no more than one hundred twenty-five million three hundred seventy-six thousand and sixteen 67/100 rubles (RUB 125,376,016.67), including VAT in the amount of nineteen million one hundred twenty-five thousand one hundred fifty-five 09/100 rubles (RUB 19,125,155.09).”.

2. To amend and restate Clause 12.3 of the Agreement as below:

“12.3. Load Schedule and Services Fees Estimate for 2013; Load Schedule and Services Fees Estimate for 2014; Load Schedule and Services Fees Estimate for 2015 — Exhibit 3.”.

3. To execute Exhibit 3 to the Agreement (Load Schedule and Services Fees Estimate for Digital Terrestrial Broadcasting of the Domashny  Channel as Part of Digital Multicast Service 2 in 2015), as attached hereto, with the effective date of March 1, 2015.

4. To execute Exhibit 4 to the Agreement (Long-Haul Satellite Delivery of Channel Signal to Transmission Equipment), as attached hereto, with the effective date of March 1, 2015.

5. This Amendment Agreement shall take effect as of the time of its execution by both Parties and shall apply to the Parties’ relations arising as of March 1, 2015.

6. The Parties agree to be governed by the Agreement and the applicable laws of the Russian Federation in any and all matters not expressly provided for herein.

7. This Amendment Agreement is made in two (2) counterparts having equal legal force, one for either Party.

8. Parties’ signatures:

For and on behalf of the Customer:	For and on behalf of the Contractor:

[signature]	[signature]
Lika Blanc	Alexei Popov
General Director	First Deputy General Director for Economy and Finance

“Novy Canal” Closed Joint Stock Company	Russian Television and Radio Broadcasting Corporation

[seal]: “Novy Canal” Closed Joint Stock Company	[seal]: Russian Television and Radio Broadcasting Corporation